SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 28, 1999

             Exact name of registrant as specified in its
             charter, State or other jurisdiction of
             incorporation or organization, Address of
Commission   principal executive offices and Registrant's        IRS Employer
File Number  Telephone Number,including area code             Identification No.
-----------  ------------------------------------             ------------------

1-12927    NEW CENTURY ENERGIES, INC.                            84-1334327
           (a Delaware Corporation)
           1225 17th Street
           Denver, Colorado  80202
           Telephone (303) 571-7511

1-3280     PUBLIC SERVICE COMPANY OF COLORADO                    84-0296600
           (a Colorado Corporation)
           1225 17th Street
           Denver, Colorado  80202
           Telephone (303) 571-7511

1-3789     SOUTHWESTERN PUBLIC SERVICE COMPANY                   75-0575400
           (a New Mexico Corporation)
           Tyler at Sixth
           Amarillo, Texas  79101
           Telephone (303) 571-7511

This combined Form 8-K is separately filed by New Century Energies Inc., Public Service Company of Colorado and Southwestern Public Service Company. Information contained herein relating to any individual company is filed by such company on its own behalf. Each registrant makes representations only as to itself and makes no other representations whatsoever as to information relating to the other registrants.

Item 5.  OTHER EVENTS

At special shareholder meetings on June 28, 1999, the shareholders of New Century Energies, Inc. and Northern States Power Company approved the Agreement and Plan of Merger, dated March 24, 1999.

Additional information regarding this merger to form Xcel Energy Inc. is provided in the press release filed as Exhibit 99 in Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 99  Press release dated June 28, 1999

                                                                      EXHIBIT 99

                               JOINT NEWS RELEASE

   For NCE:                                     For NSP:
   Media Relations:                                   Media Relations
   (303) 294-8900                               (612) 337-2167
   Investors:                                         Investors
   Mike Pritchard                               Richard Kolkmann
   (303) 294-2588                               (612) 330-6622
   www.ncenergies.com                           www.nspco.com

                                                NCE & NSP shareholders approve
                                               merger to form Xcel Energy Inc.

      DENVER and MINNEAPOLIS (June 28, 1999) - Shareholders of New Century Energies (NYSE: NCE) and Northern States Power Co. (NYSE: NSP) Monday approved the merger of NCE and NSP to form Xcel Energy Inc.

      At separate special shareholder meetings held today in Denver and Minneapolis, more than 83 percent of the voting shares of both NCE and NSP voted in favor of the merger.

      Jim Howard, president, chairman and chief executive officer of NSP, said, "Today our shareholders voted to merge two strong, complementary companies to create Xcel Energy, which will be well-positioned to compete in a rapidly changing utility industry." Howard will become chairman of Xcel Energy at the completion of the merger.

      NCE Chairman Bill Helton said, "This vote of confidence from the shareholders of both companies is an important step forward as we continue to make excellent progress in completing our merger in a timely manner."

      NCE and NSP shareholders recognize substantial benefits of the merger for shareholders and consumers alike, according to NCE President Wayne Brunetti, who will become chief executive officer of Xcel Energy. "This transaction will be accretive immediately, will provide a balanced platform for growth, and will provide NCE and NSP customers with continued low-cost, reliable energy," he said.

                                   -- more --

                                NSP/NCE News Release - 28 June 1999 - Page Two

      NCE announced that shareholder approval of the merger totaled 93 percent of votes received, and 78 percent of overall shares. NSP reported 83 percent and 62 percent, respectively.

      The merger, announced on March 25, 1999, requires approval or regulatory review by federal regulators, including the Federal Energy Regulatory Commission and the Securities and Exchange Commission, as well as state regulators in eight of the 12 states served by the two companies. The approval process is expected to be completed within 12 to 18 months from the date of the merger announcement.

      Under terms of the merger agreement, upon completion, holders of NCE stock will receive 1.55 shares of stock in Xcel Energy for each share of NCE stock. Each share of NSP stock will become one share of Xcel Energy. When completed, Xcel Energy will serve 3 million electricity customers and approximately 1.5 million natural gas customers in 12 states.

      NCE serves approximately 1.6 million electricity customers and more than a million natural gas customers in Colorado, Texas, New Mexico, Wyoming, Kansas and Oklahoma. Its operating companies include Public Service Co. of Colorado, Southwestern Public Service Co. and Cheyenne Light, Fuel & Power. Wholly owned subsidiaries include New Century International, which owns a 50 percent interest in Yorkshire Electricity in the United Kingdom.

      NSP provides electricity to about 1.5 million customers in portions of Minnesota, Wisconsin, North Dakota, Michigan and South Dakota. It distributes natural gas to more than 475,000 customers in Minnesota, Wisconsin, North
Dakota, South Dakota, Michigan and Arizona. Wholly owned subsidiaries include NRG Energy Inc., which operates and has ownership interests in non-regulated energy businesses around the world, with major projects in the United States, Australia and Germany.

   This news release includes forward-looking statements within the meaning of
    Section 21E of the Securities Exchange Act of 1934. These forward-looking statements reflect numerous assumptions, and involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially are: electric load and customer growth, abnormal weather conditions, economic conditions in the companies' service territories, fluctuations in energy-related commodity prices, realization of net cost savings in a timely manner, and other uncertainties. Other risk factors are detailed from time to time in the companies' SEC reports.

                                       ###

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         NEW CENTURY ENERGIES, INC.


                                             /s/Richard C. Kelly
                                          -----------------------------
                                              Richard C. Kelly
                                          Executive Vice President and
                                           Chief Financial Officer



                                    PUBLIC SERVICE COMPANY OF COLORADO


                                             /s/Brian P. Jackson
                                          -----------------------------
                                              Brian P. Jackson
                                          Senior Vice President, Finance and
                                          Administrative Services,
                                          Chief Financial Officer and Treasurer



                                    SOUTHWESTERN PUBLIC SERVICE COMPANY


                                             /s/Brian P. Jackson
                                          -----------------------------
                                              Brian P. Jackson
                                          Senior Vice President, Finance and
                                          Administrative Services,
                                          Chief Financial Officer and Treasurer



Dated:   June 28, 1999